                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 4, 2003

                            LUCENT TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          1-11639                                        22-3408857
          -------                                        ----------
    (COMMISSION FILE NUMBER)                   (IRS EMPLOYER IDENTIFICATION NO.)

600 MOUNTAIN AVENUE, MURRAY HILL, NEW JERSEY                      07974
--------------------------------------------                      -----
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                                 (908) 582-8500
                                 --------------
                         (REGISTRANT'S TELEPHONE NUMBER)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         4.1 Indenture, dated as of June 4, 2003, between Lucent Technologies Inc. and The Bank of New York, as trustee.

         4.2 First Supplemental Indenture, dated as of June 4, 2003, between Lucent Technologies Inc. and The Bank of New York, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          LUCENT TECHNOLOGIES INC.

                                          By: /s/ Richard J. Rawson
                                          --------------------------------------
Dated: June 25, 2003                      Name: Richard J. Rawson
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary

                                  EXHIBIT INDEX

EXHIBITS:

4.1 Indenture, dated as of June 4, 2003, between Lucent Technologies Inc. and The Bank of New York, as trustee.

4.2 First Supplemental Indenture, dated as of June 4, 2003, between Lucent Technologies Inc. and The Bank of New York, as trustee.